EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,


     The  undersigned,  Richard  Tay, the Chief  Executive  Officer of WorldStar
Energy,  Corp.,  and Michael Kinley,  the Chief  Financial  Officer of WorldStar
Energy, Corp., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Report on Form 10-QSB of WorldStar Energy, Corp., for the quarterly period ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of WorldStar Energy, Corp.


Date:  February 15, 2008



        /s/ "RICHARD TAY"
        ______________________________________________
        Richard Tay
        President, Chief Executive Officer,
        Principal Executive Officer and a director



        /s/ "MICHAEL KINLEY"
        ______________________________________________
        Michael Kinley
        Secretary, Treasurer, Chief Financial Officer,
        Principal Accounting Officer and a director